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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 March 13, 2001


                           NORTEL NETWORKS CORPORATION

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             (Exact name of registrant as specified in its charter)






          CANADA                      001-07260            not applicable

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(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)          Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                  L6T 5P6
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    (address of principal executive offices)                          (Zip code)



Registrant's telephone number, including area code (905) 863-0000.



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ITEM 5.         OTHER EVENTS

On March 13, 2001, the Registrant issued a press release announcing that Clarence J. Chandran, chief operating officer, has decided on his doctor's advice to take a six to 12-month medical leave of absence. John A. Roth, president and chief executive officer, will be assuming Mr. Chandran's day-to-day responsibilities during his recuperation. Mr. Chandran was appointed chief operating officer of the Registrant in June 2000.

As indicated in the Registrant's proxy circular and proxy statement for the April 26, 2001 annual and special meeting of shareholders, Mr. Chandran has been nominated by the Board of Directors of the Registrant for election as a Director for the first time at the April 26, 2001 shareholders' meeting. At this time, the Registrant expects that Mr. Chandran would be able to serve as a Director if elected at the meeting and that Mr. Chandran will continue to stand as a nominee for election to the Board of Directors.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTEL NETWORKS CORPORATION


                                      By:          /s/ FRANK A. DUNN
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                                            Frank A. Dunn
                                            Chief Financial Officer


                                      By:          /s/ DEBORAH J. NOBLE
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                                            Deborah J. Noble
March 14, 2001                              Corporate Secretary



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